UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

JAGGED PEAK ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-37995 (Commission File Number)	81-3943703 (I.R.S. Employer Identification Number)

1401 Lawrence St., Suite 1800
Denver, Colorado 80202

(720) 215-3700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	JAG	New York Stock Exchange

Item 4.01	Changes in Registrant’s Certifying Accountant.

On May 21, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of Jagged Peak Energy Inc. (the “Company”), approved the appointment of Ernst & Young LLP (“E&Y”) as the new independent registered public accounting firm to perform independent audit services for the Company for the fiscal year ending December 31, 2019 (including with respect to the Company’s quarterly periods ending June 30, 2019, September 30, 2019 and December 31, 2019), effective immediately. The appointment of E&Y was the result of a competitive request for proposal process undertaken by the Audit Committee. Please see the Audit Committee's Report in our Notice of Annual Meeting of Stockholders and Proxy Statement, which was filed with the Securities and Exchange Commission on April 10, 2019, for information regarding the proposal process. Also on May 21, 2019, the Audit Committee chose not to renew the engagement of KPMG LLP (“KPMG”), which was then serving as the independent registered public accounting firm of the Company, and notified KPMG that it would be dismissed as the independent registered public accounting firm of the Company, effective immediately.

KPMG’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and through the subsequent interim period ending May 21, 2019, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided KPMG with a copy of this Form 8-K and requested that KPMG provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above disclosures. A copy of KPMG’s letter, dated May 22, 2019, is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2018 and December 31, 2017 and through the subsequent interim period as of May 21, 2019, neither the Company, nor any party on behalf of the Company, consulted with E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by E&Y that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated May 22, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGGED PEAK ENERGY INC.

Date:	May 22, 2019

		By:	/s/ Christopher I. Humber
		Name:	Christopher I. Humber
		Title:	Executive Vice President, General Counsel & Secretary

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